Exhibit 99.1

PRESS RELEASE 102611.12	For Immediate Release Contact: Jeff Miller Tel: +1.281.529.7250
Global Industries, Ltd. Announces Early Termination of HSR Waiting Period, Record Date and
Meeting Date for Special Shareholder Meeting
in Connection with Technip S.A. Merger
HOUSTON, TEXAS — October 26, 2011 — Global Industries, Ltd. (Nasdaq: GLBL) announced today that it has established a record date and a meeting date for the special meeting of its shareholders to consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of September 11, 2011, with respect to the proposed merger of Global with an indirect, wholly-owned subsidiary of Technip S.A. (NYSE Euronext Paris: TEC) and other related matters.
Global shareholders of record at the close of business on Wednesday, October 26, 2011, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on Wednesday, November 30, 2011, at 10:00 a.m. Central Time, at the Houston Marriott Westchase, 2900 Briarpark Dr., Houston, TX, 77042.
Global also announced today that on October 24, 2011, Global received notice of early termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), with respect to the planned merger of Global with a subsidiary of Technip. Accordingly, the merger’s closing condition with respect to the expiration or termination of the waiting period under the HSR Act has been satisfied.
Additionally, Global announced today that the waiting period under the Federal Economic Competition Law in Mexico expired on October 20, 2011, thereby satisfying the closing condition in the merger agreement with respect to such waiting period.
Completion of the merger remains subject to approval by Global shareholders and satisfaction or waiver of certain other conditions.
About Global
Global is a leading solutions provider of offshore construction, engineering, project management and support services including pipeline construction, platform installation and removal, deepwater/SURF installations, IRM, and diving to the oil and gas industry worldwide. The Company’s shares are traded on the NASDAQ Global Select Market under the symbol “GLBL”.
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Forward-looking Statements
This press release, and all oral statements made regarding the subject matter of this communication, contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Global and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes”, “plans”, “anticipates”, “expects”, “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require Global to pay Technip a termination fee of $30 million; (iii) risks related to the diversion of management’s attention from Global’s ongoing business operations; (iv) the effect of the announcement of the merger on Global’s business relationships (including, without limitation, suppliers and customers), operating results and business generally; and (v) risks related to obtaining the requisite consents for the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities. Additional risk factors that may affect future results are contained in Global’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Global. Global expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.
Additional Information and Where to Find it
In connection with the proposed merger, Global has filed with the SEC a preliminary proxy statement. INVESTORS AND SHAREHOLDERS OF GLOBAL ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN FILED), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GLOBAL, THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents and any other documents filed by Global and Technip with the SEC, including the definitive proxy statement, when filed, free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Global may be obtained free of charge from the investor relations website portion of Global’s website at http://www.globalind.com. Investors and security holders are urged to read the preliminary proxy statement and the definitive proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
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Global and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Global’s shareholders in respect of the proposed merger. Information regarding Global’s directors and executive officers is contained in Global’s Annual Report on Form 10-K for the year ended December 31, 2010, its proxy statement for its 2011 Annual Meeting of Stockholders, and subsequent filings which Global has made with the SEC. Shareholders may obtain additional information about the directors and executive officers of Global and their respective interests with respect to the proposed merger by security holdings or otherwise, which may be different than those of Global’s shareholders generally, by reading the preliminary proxy statement and the definitive proxy statement and other relevant documents regarding the proposed merger when filed with the SEC. Each of these documents is, or will be, available as described above.
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